EXHIBIT 99.1

                          Investor Subscription Booklet

                     RG America, Inc., a Nevada corporation

      Attached are the following subscription documents to be executed in order to subscribe for shares of common stock, par value $0.001 per share ("Shares") of RG America, Inc:

         General Instructions

         A.      --       Offeree/Purchaser Questionnaire

         B.      --       Subscription Agreement

Exhibit A.       --       Registration Rights Agreement

      THE OFFER AND SALE OF SHARES ARE BEING MADE ONLY BY MEANS OF THAT CERTAIN CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM DATED SEPTEMBER 1, 2005 (THE "MEMORANDUM"), OF RG AMERICA, INC., A NEVADA CORPORATION.

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                              GENERAL INSTRUCTIONS

      All subscribers for shares ("Shares") of common stock ("Common Stock") of RG America, Inc., a Nevada corporation (the "Company"), must complete and execute the enclosed subscription documents in accordance with the instructions set forth below. The completed documents must then be returned to the Company at 1507 Capital Avenue, Plano Texas 75074, Attention: J.E. (Ted) Rea, CEO. Subscriptions from suitable prospective investors will be accepted at the sole discretion of the Company after receipt of all subscription documents, properly completed and executed, with appropriate payment. The minimum subscription is Two Hundred Thousand (200,000) Shares, unless the Company, in its sole discretion, permits the purchase of less than Two Hundred Thousand (200,000) Shares. If you have any questions concerning the completion of these subscription documents, please contact the Company at (972) 919-4774.

      Because the Common Stock is subject to various restrictions and limitations on transferability, and because an investment in the Common Stock involves a high degree of risk, the purchase of the Common Stock is suitable only for persons who (i) can afford to hold their Common Stock for an indefinite period and do not expect that they will be required to sell their Common Stock in the foreseeable future and (ii) have a net worth sufficient to sustain a loss of their entire investment in the Company if such loss should occur.

      The Shares are being offered without registration under the Securities Act of 1933, as amended (the "Securities Act"), and the securities laws of certain states, in reliance on the private offering exemption contained in Sections 4(2) and/or 3(b) of the Securities Act and on Regulation D promulgated thereunder ("Regulation D"), and in reliance on similar exemptions under certain applicable state laws, including Section 5(i) of the Texas Securities Act. Under Regulation D and certain state laws, the Company must determine that an individual meets certain suitability requirements before selling (or, in some states, offering) Shares to such individual. The purpose of the attached Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria and reliance upon the private offering exemption from registration is based in part on the information herein supplied. The attached Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy Shares or any security.

      Your answers to the Questionnaire will be kept strictly confidential at all times and will not be disclosed except to the Company, its counsel, to governmental, regulatory, and similar authorities as required, and to such parties as the Company deems appropriate if called upon to establish the availability under the Securities Act of an exemption from registration of the offer and sales of the Shares.

      ALL INVESTORS MUST:

1. Complete, date and sign the Confidential Offeree/Purchaser Questionnaire included herewith (the "Questionnaire"). Answer all questions. If the appropriate answer is "None" or "Not Applicable," so state.

2. Complete, date and sign the Subscription Agreement included herewith (the "Subscription Agreement").

3. Complete, date and sign the Registration Rights Agreement included herewith (the "Registration Rights Agreement").

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4.    Deliver the completed Questionnaire, Subscription Agreement and
      Registration Rights Agreement to the Company and

      EITHER:
Deliver a cashier's check (or a personal check if permitted by the Company in its sole discretion) payable to RG America, Inc. in the amount of $0.45 for each Share purchased, to the Company, at 1507 Capital Avenue, Plano Texas 75074. Attention J.E. (Ted) Rea, CEO

      OR:
     Send a wire transfer in the amount of $0.45 for each Share purchased in accordance with the following wire transfer instructions:

                            Bank Wiring Instructions

                  Bank of America - Texas

                  Account Name:          RG America, Inc.
                                         2100 Valley View Lane, Ste. 100
                                         Dallas, TX  75234

                  Account Number:        004794829056

                  ABA Routing Number:    111000025

                        Notify Christine Kleihege (972) 919-4774 x252 upon Receipt in Accounting.

5. Any person executing subscription documents as attorney-in-fact for an investor must furnish a duly executed Power of Attorney authorizing the signatory to act in connection with the purchase of Shares by the Investor, together with a duly executed affidavit of the signatory as to such Power of Attorney being in full force and effect.

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                      A. -- OFFEREE/PURCHASER QUESTIONNAIRE

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                                RG AMERICA, INC.
                         OFFEREE/PURCHASER QUESTIONNAIRE

                (ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

      The information elicited by this Offeree/Purchaser Questionnaire (the "Questionnaire") is to enable RG America, Inc., a Nevada corporation (the "Company"), to determine whether you or the prospective investor on whose behalf you are providing this information, as the case may be, meets the suitability requirements for purchasers under Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and similar requirements of other applicable securities laws. The Company will rely upon the information contained herein for the purpose of such determination and for the purpose of selling Shares in the Company. The request to complete this Questionnaire does not constitute an offer of the Shares.

      Upon signing this Questionnaire, you (i) acknowledge receipt of a copy of that certain Confidential Private Placement Memorandum of the Company dated September 1, 2005, and that certain Subscription Agreement by and between you and the Company (collectively, the "Disclosure Documents"), (ii) understand that you will have an opportunity, prior to subscribing for the Shares, to review all pertinent facts concerning an investment in the Company and to ask questions of and receive answers from the Company concerning the terms and conditions of the offering, and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Disclosure Documents, (iii) understand that no subscription will be accepted prior to the receipt by the Company of the information required by this Questionnaire and the other subscription documents, and satisfaction of such further conditions as may be agreed upon between the Company and the undersigned in connection with the sale of the Shares, and (iv) agree that the Company may present this Questionnaire (and your answers contained herein) to such parties as it deems appropriate to establish the availability of an exemption from registration of the Shares under the applicable federal and state securities laws and for other corporation purposes.

            INSTRUCTIONS:

      Answer all questions fully; if the answer to any question is "None" or "Not Applicable," please so state.

      If you are an individual and are furnishing this information on behalf of yourself or another person that is a natural person (i.e., an individual), please complete Sections 1.1 and 1.4 only. If you are furnishing this information on behalf of a prospective investor that is a corporation or partnership, please complete Sections 1.2 and 1.4 only. If you are furnishing this information on behalf of a prospective investor that is a trust, please complete Sections 1.3 and 1.4 only. All questions should be answered with regard to the person investing in the Shares. For example, if a corporation is subscribing, all answers should relate to that corporation (and not the officer completing this Questionnaire).

      If you use the services of a Purchaser Representative (as defined in Rule 501 of Regulation D promulgated under the Act) in connection with an investment in the Shares, (i) you must acknowledge, in writing, before any purchase of Shares, that the Purchaser Representative is your Purchaser Representative in connection with evaluating the merits and risks of a prospective investment in the Company, (ii) the Purchaser Representative must disclose to you, in writing, before the acknowledgment referred to above, any material relationship between the Purchaser Representative or its affiliates and the Company or its affiliates that now exists or is mutually understood to be contemplated or that has existed at any time during the previous two years and any compensation received or to be received as a result of such relationship, including any compensation received or to be received in connection with the offering of the Shares, and (iii) you must furnish true and complete copies of the foregoing documents to the Company promptly upon their execution.

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      If you are signing in a capacity other than your individual capacity, please attach evidence of your authority to sign in such capacity.

      1.1   NATURAL PERSONS (INDIVIDUALS)

      If the prospective investor is a natural person (an individual), please complete this Section 1.1 with respect to the prospective investor.

      (a) Name:
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      Date of birth:

      Citizenship:
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      Social Security No.:
                           -----------------------------------------------------

      Residence address:
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      Residence telephone number: (__)
                                       -----------------------------------------

      Business address:
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      Business telephone number: (__)
                                     -------------------------------------------

      Marital status:
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      Spouse's full name:
                          ------------------------------------------------------

      Spouse's employment:
                           -----------------------------------------------------

      Spouse's business address:
                                 -----------------------------------------------

      Spouse's business telephone number (__)
                                              ----------------------------------

      Communications should be sent to (check one):

      Business address: __________________________
      or  Home address: __________________________

            Do you maintain a house or apartment, pay state income taxes, hold a driver's license or are you registered to vote, in any state other than the state listed as your residence above in this part 1?

               Yes ___          No ___

            If "Yes," please state where and indicate whether such other state is the state of your principal residence. If it is not, please indicate why it is not.

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            (b)   Occupation:

            Position and duties:
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            Any prior occupations or duties during the past five years
            (including name of employer, position held and length of service):

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            (c)   Do you have a net worth, or joint net worth with your spouse, in excess of $1,000,000?

                           Yes __           No __

            (d) Do you have an individual income in excess of $200,000 in each of the two most recent years, or joint income with your spouse in excess of $300,000 in each of those years, and have a reasonable expectation of exceeding such income level in the current year?

                           Yes __           No __

            (e) Are you a director or Executive Officer of the Company? "Executive Officer" means the president, any vice president of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function, or any other person who performs similar policy making functions for the company.

                           Yes __   No __

      1.2 CORPORATIONS, PARTNERSHIPS, AND LIMITED LIABILITY COMPANIES

      If the prospective investor is a corporation, partnership, or limited liability company, please complete this Section 1.2.

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            (a)   Name of entity:
                                ------------------------------------------------
                  Form of organization (i.e., corporation or partnership):

                  --------------------------------------------------------------
                  Date of formation:
                                     -------------------------------------------

                  State or country in which organized:
                                                      --------------------------
                  Address of entity (including street, city, state, country and zip code):
                            ----------------------------------------------------
                  Telephone number of organization: (__)
                                                        ------------------------

                  Type of business:
                                    --------------------------------------------

                  IRS Employer Identification Number:
                                                      --------------------------

            (b) Number of shareholders, partners, or members:

            Names of shareholders, partners, or members and percentage of beneficial ownership for each:

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            (c) Is the investor a corporation, a partnership, a limited liability company, a tax-exempt organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or a Massachusetts or similar business trust which, in any case, (i) was not formed for the specific purpose of acquiring the Shares, (ii) has total assets in excess of $5,000,000, and
(iii) is not an investment company excepted from registration under the Investment Company Act of 1940, as amended (the "Investment Company Act"), by
Section 3(c)(1) of the Investment Company Act?

                           Yes __           No __

            (d) Is the investor a bank as defined in Section 3(a)(2) of the Securities Act, a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; or an insurance company as defined in Section 2(13) of the Securities Act?

                           Yes __           No __

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            (e) Is the investor a business development company as defined in
Section 2(a)(48) of the Investment Company Act of 1940, as amended; a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958?

                           Yes __           No __

            (f) ANSWER THIS QUESTION ONLY IF THE ANSWERS TO EACH OF QUESTIONS C, D AND E OF THIS SECTION 1.2 ARE "NO." IF ANY OF SUCH QUESTIONS WERE ANSWERED "YES," PLEASE SKIP THIS QUESTION AND PROCEED TO THE NEXT QUESTION.

                  Is the investor an entity in which all of its equity owners are persons or entities that can answer "Yes" to at least one of the following questions: Section 1.1--Question C, Question D, or Section E, Section 1.2--Question C, Question D or Question E, Section 1.3--Question C, Question D, Question E or Question F?

                           Yes __           No __

                  If the answer to this question is "Yes" and if the answers to each of questions C, D and E of this Section 1.2 are "No," then each beneficial owner of equity securities or equity interests in the entity must complete a Questionnaire.

1.3      TRUSTS

If the investment will be in the name of a trust, please complete this Section 1.3.

            (a)   Name of trust:

            Trustee of trust:

            (b) Address of trust (including street, city, state, country, and zip code):

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            Telephone number:
                             ---------------------------------------------------

            IRS Employer Identification Number:
                                              ----------------------------------

            Number of beneficiaries:
                                    --------------------------------------------

            Names of beneficiaries and percentage of beneficial interest (excluding contingency interests) for each:
                                           -------------------------------------

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            (c) Is the trust a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Shares?

                           Yes __           No __

            (d) Is the trustee of the trust that is making the investment decision to purchase the Shares a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act?

                           Yes __           No __

            (e) Is the trust an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")?

                           Yes __           No __

            (f) Is the trust an employee benefit plan within the meaning of ERISA (i) whose investment decision to purchase the Shares is made by a plan fiduciary, as defined in Section 3(21) of the Securities Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, (ii) which has total assets in excess of $5,000,000, or (iii) which is a self-directed plan whose investment decisions are made solely by persons that are accredited investors as defined in Rule 501(a) promulgated under the Securities Act?

                           Yes __           No  __

            (g) Is the trust a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of $5,000,000?

                           Yes __           No  __

            (h) IF THE ANSWERS TO QUESTIONS C, D, E, F, AND G OF THIS SECTION
1.3 ARE "NO," PLEASE ANSWER THE FOLLOWING QUESTIONS (AND IF THE ANSWER TO ANY OF QUESTIONS C, D, E, F, AND G IS "YES," PLEASE SKIP THIS QUESTION AND PROCEED TO QUESTION I):

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            i     Is the trust a revocable grantor trust that may be amended or revoked at any time by the grantors?

                           Yes __           No __

            ii If the answer to subsection (i) is "Yes," who are the grantors?

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            If the answer to subsection (i) is "Yes" (and if the answers to questions C, D, E, F, and G are "No"), Section 1.1 of this Questionnaire should be completed by each grantor with information about himself or herself.

            iii   Does the trust have a net worth in excess of $1,000,000?

                           Yes __           No __

      1.4   INVESTMENT EXPERIENCE (TO BE COMPLETED BY ALL INVESTORS)

            (a) Does the investor have such knowledge of business, finance, securities, and investments generally, and such experience (based on actual participation) in investments in particular, that he, she, or it is capable of evaluating the risks and merits of the investment, and believes he, she, or it can afford the complete loss of his, her, or its investment in the Shares?

                           Yes __           No __

            If "Yes", please set forth, in detail, information showing the knowledge and experience of the investor (in the case of an individual) or the investor's decision makers (in the case of an entity) in evaluating the merits and risks of a privately offered investment in a corporation or partnership (e.g., education, business and professional experience, prior investments and investment experience, and other relevant information).

            Education (including institutions attended, degree received and date hereof):

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                  Business and Professional Experience:
                                                        ------------------------
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            Privately Offered Investments:
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             Other:
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            If "No," an attorney, accountant, investment adviser or other consultant, acting as the investor's Purchaser Representative, may have to review this investment. Please give the following information regarding the Purchaser Representative that the investor has designated to review this investment:

       Name:                            Telephone: (    )
             -------------------                   -----------------------------
       Firm:                             Address:
            --------------------                  ------------------------------
                                                  ------------------------------
                                                  ------------------------------
                                                  ------------------------------

            (b) Is the investor able to bear the economic risk of an investment in the Securities for an indefinite period of time?

                           Yes __           No __

            (c) Please indicate whether the investor has made the following types of investments in the past five years:

                  Stocks
                         -------------------------------------------------------

                  Limited partnerships
                                       -----------------------------------------

                  Bonds
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                  Non-marketable securities
                                            ------------------------------------

                  Other experience:
                                    --------------------------------------------
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                 ---------------------------------------------------------------
                 ---------------------------------------------------------------

            (d) Does the amount of the investor's proposed investment in the Shares exceed 10% of his, her, or its net worth?

                           Yes __           No __

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                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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      THE UNDERSIGNED UNDERSTANDS THAT THE COMPANY AND ITS AFFILIATES AND
ADVISORS WILL BE RELYING ON THE ACCURACY AND COMPLETENESS OF THE RESPONSES TO THE FOREGOING QUESTIONS. THE COMPANY WILL KEEP SUCH RESPONSES IN CONFIDENCE, EXCEPT THAT THIS QUESTIONNAIRE MAY BE FURNISHED TO SUCH PARTIES AS THE COMPANY DEEMS DESIRABLE TO ESTABLISH COMPLIANCE WITH FEDERAL AND STATE SECURITIES LAWS. THE ABOVE INFORMATION IS ACCURATE AND COMPLETE IN ALL RESPECTS, AND THE UNDERSIGNED WILL NOTIFY THE COMPANY PROMPTLY OF ANY CHANGES THAT OCCUR PRIOR TO THE PURCHASE OF THE SHARES.

Name of Investor:
                 ---------------------------------------------------------------

Signature:
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Printed Name:
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Title (if applicable):
                      ----------------------------------------------------------

Date:
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                          B. -- SUBSCRIPTION AGREEMENT

                                RG AMERICA, INC.
                             SUBSCRIPTION AGREEMENT

      The undersigned "Subscriber" acknowledges that he has received and reviewed a copy of the Confidential Memorandum dated September 1, 2005, and accompanying materials, (collectively, the "Memorandum"), of RG America, Inc.

      Subscription. Subject to the terms and conditions hereof, the Subscriber hereby irrevocably subscribes for and agrees to purchase 1,100,000 shares of Common Stock, $0.001 par value per share (the "Shares"), of RG America, Inc., a Nevada corporation (the "Company"), and agrees to become a shareholder of the Company and to be bound by the terms of this Subscription Agreement. As consideration for the Shares, the Subscriber hereby irrevocably tenders to the Company a cashier's check (or personal check if so authorized by the Company) or wire transfer in the amount of $ 495,000 (the "Purchase Price").

      This Subscription Agreement shall not become binding unless (i) this subscription is accepted by the Company, (ii) the Purchase Price has been received and accepted by the Company, and (iii) such additional closing conditions as the Company, in its sole discretion, shall require are satisfied. This subscription shall not be deemed accepted by the Company until this Subscription Agreement is signed by a duly authorized officer of the Company. If this subscription is accepted, this Agreement shall become effective as between the Company and the Subscriber. If this subscription is rejected, this Subscription Agreement, the Questionnaire (as hereinafter defined) and the Purchase Price will be returned to the Subscriber as soon as reasonably practicable, and this subscription shall be rendered void and of no further force or effect.

            1.5 Acceptance of Subscription. The Subscriber acknowledges and agrees that this subscription is made subject to the following terms and conditions:

                  (a) the Subscriber is committing to purchase the Shares for which he has subscribed upon executing this Subscription Agreement;

                  (b) the Company shall have the right to reject this subscription, in whole or in part, for any reason whatsoever; and

                  (c) the Company shall have no obligation to accept subscriptions for the Shares in the order received.

            1.6 Acknowledgments, Representations and Covenants of the Subscriber. The Subscriber acknowledges that he is purchasing the Shares without being furnished any offering literature or prospectus other than the Memorandum, including the attachments and exhibits thereto, and that he has read and is familiar with the Memorandum. The Subscriber acknowledges that he has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Shares and to obtain any additional information that the Company possesses, or could acquire without unreasonable effort or expense, necessary to verify the accuracy of such information and the information contained in the Summary. The Subscriber represents and warrants that:

                  (a) (1) if the Subscriber is a natural person, the Subscriber
(i) has a personal net worth or joint net worth with his spouse in excess of $1,000,000, or (ii) has individual income (not joint income with his spouse) in excess of $200,000 in each of the two most recent years or joint income with his spouse in excess of $300,000 in each of those years and (in either case) has a reasonable expectation of reaching the same income level in the current year, and he has no reason to anticipate any change in personal circumstances, financial or otherwise, that may cause or require any resale of his Shares; or
(2) if the Subscriber is not a natural person, the Subscriber and the person signing on its behalf represent and warrant that either (i) all owners of equity interests in the Subscriber meet the qualifications stated in the preceding sentence, or (ii) the Subscriber otherwise qualifies as an "accredited investor" as that term is defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended (the "Securities Act");

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

                                       OR

                  (b) The Subscriber acknowledges and confirms that (1) he understands the speculative nature of, and the risks involved in, an investment in the Company and is able to bear the economic risks of an investment in the Company; (2) he is fully informed as to the business conducted by the Company and the electronic payment processing systems industry generally; (3) he has adequate means of providing for his current needs and possible contingencies and has no need now, and anticipates no need in the foreseeable future, to sell the Shares for which the Subscriber hereby subscribes; (4) he understands that the Shares have not been registered under the Securities Act or the securities laws of any state and are being offered under an exemption from registration thereunder; (5) the Shares are being acquired by the Subscriber solely for his own account (unless otherwise disclosed in writing to the Company), for investment purposes only, and not with a view to, or in connection with, any resale, distribution, subdivision, fractionalization or other distribution thereof; (6) the Subscriber has no agreement or other arrangement, formal or informal, with any person to sell, transfer or pledge any part of the Shares subscribed for hereby or which would guarantee to the Subscriber any profit or against any loss with respect to such Shares, and he has no plans to enter into any such agreement or arrangement; and (7) he understands that he must bear the economic risk of his investment for an indefinite period of time because the Shares or any part thereof cannot be sold or otherwise transferred unless they are subsequently registered under the Act (which the Company is not obligated and does not plan to do) or an exemption from such registration is available.

      The Subscriber further acknowledges, represents, warrants and covenants as follows:

                  The Subscriber, either individually or together with his purchaser representative, has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision.

                  (c) If the Subscriber is a natural person, he is at least 21 years of age and a bona fide resident and domiciliary (not a temporary or transient resident) of the state or country set forth on the signature page hereof, and has no current intention of becoming a resident of any other state or jurisdiction.

                  (d) Before executing this Agreement, the Subscriber has had access to all information regarding the financial condition and business of the Company that he has requested, and he has had sufficient opportunity to ask questions of, and has received answers (to the extent available without unreasonable effort) from, the Company's management.

                  (e) There have been no representations, guaranties, or warranties made to the Subscriber by the Company, or its agents or employees, or by any other person, expressly or by implication, with respect to (i) the approximate length of time that the Subscriber will be required to remain an owner of the Shares; (ii) the percentage of profit and/or amount of or type of consideration, profit, or loss (including, without limitation, tax benefits) to be realized, if any, as a result of investment in the Shares; and (iii) the possibility that the past performance or experience on the part of any officer or director of the Company, or of any other person, might in any way indicate the predictable results of operations of the Company, or of ownership of the Shares.

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

                  (f) The Subscriber understands that no federal or state agency has passed on or made any recommendation or endorsement of the Shares.

                  (g) The Subscriber is acquiring the Shares for his own account for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act, in violation of the Securities Act or any applicable state securities law.

                  (h) The Subscriber can bear the economic risk of losing his entire investment.

                  (i) The Subscriber understands that the Company is under no obligation to register any of the Shares in the future, except as provided in the registration rights agreement substantially in the form attached hereto as Exhibit A.

                  (j) The Subscriber's overall commitment to investments that are not readily marketable is not disproportionate to his net worth and his investment in the Shares will not cause such overall commitment to become excessive.

                  (k) The Subscriber has adequate means of providing for his current needs and personal contingencies and has no need for liquidity in his investment in the Shares.

                  (l) The Subscriber understands that (i) the Shares are restricted securities within the meaning of Rule 144 promulgated under the Securities Act ("Rule 144"), (ii) the Shares have not been registered under the Securities Act or any applicable state laws, (iii) the Company has no obligation, and has made no commitment, to the Subscriber to register any of the Shares in order to permit them to be publicly resold, except as provided in the registration rights agreement substantially in the form attached hereto as Exhibit A, and (iv) the exemption from registration under Rule 144 will not be available unless the terms and conditions of Rule 144 have been complied with, and the Company has no obligation, and has made no commitment, to the Subscriber to so comply with any of such terms and conditions.

                  (m) He will not Transfer or offer to Transfer his Shares until he notifies the Company of his intention to do so and until he has been notified by the Company that either (i) in the opinion of counsel satisfactory to the Company, no registration (or perfection of any exemption) is required with respect to such Transfer or offer to Transfer, or (ii) an appropriate registration statement with respect to the Shares has been filed by the Company with the United States Securities and Exchange Commission and any applicable state securities authority and declared effective by such Commission and authority.

                  (n) The Subscriber understands that the representatives of the Company will make notations in the appropriate records of the Company of the restrictions on the transferability of the Shares and may stamp or affix to any document or instrument representing the Shares an appropriate legend stating, in effect, that the Shares have not been registered under the Securities Act and that transfers thereof are prohibited unless (among other things) such transfers comply with the Securities Act and applicable state securities laws or unless an opinion of counsel satisfactory to the Company is furnished by the Subscriber to the effect that an exemption from registration under the Securities Act and applicable state securities laws is availably or is not required.

            1.7 Offeree/Purchaser Questionnaire. The Subscriber represents and warrants to the Company that Subscriber has completed and delivered to the Company an Offeree/Purchaser Questionnaire (the "Questionnaire"), and that the answers contained in the Questionnaire and the representations and warranties contained in this Agreement are true and correct. The Subscriber agrees that if the Subscriber subscribes for or purchases additional Shares, he shall be deemed to have executed this Agreement and the Questionnaire as of the date of each such additional subscription or purchase, and the Subscriber covenants that all such information therein shall be true and correct as of each such date except to the extent the Subscriber delivers to the Company prior written notice of any changes. If any such notice is delivered, the Company, in its sole discretion, may then accept or reject the additional subscription or purchase.

            1.8 Lock-Up.

                  (a) Applicability. In the event of a firmly underwritten public offering of shares or other equity interest of the Company registered under the Securities Act by an investment bank resulting in at least $3 million in net proceeds (after underwriting discount) to the Company (a "Public Offering"), the Subscriber agrees that for a period of 180 days commencing on the effective date of the registration statement filed with the SEC under the Securities Act relating to the Public Offering, the Subscriber will not offer, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any of the Shares, any securities which are convertible into the Shares, or exercisable or exchangeable for any other securities of the Company, including, without limitation, any Shares or other equity interests issuable pursuant to the terms of any employee stock options. In order to enable the Company to enforce the aforesaid restrictions on transfer, the Subscriber hereby agrees that the Company may impose stop-transfer instructions with respect to the securities of the Company owned beneficially or of record by the Subscriber until the end of such six month period.

                  (b) Extension of Lock-Up. Furthermore, the National Association of Securities Dealers (the "NASD"), or its affiliates thereof, or other state or federal regulatory authorities may require that such 180 day period be extended in connection with the Public Offering. Accordingly, the Subscriber agrees that officers of the Company may execute all agreements and other documents, in their sole and absolute discretion, in the name of, and on behalf of, the Subscriber, to increase the term of such restriction on resale to the minimum term required by the NASD, federal or state securities authorities, or any of their respective affiliates, without prior notice to, or further consent by, the Subscriber. In addition, the Subscriber agrees that officers of the Company may, at their sole discretion, increase the term of such restriction on resale should the necessity arise or the managing underwriter of the Public Offering request such an increase in term. The Subscriber hereby irrevocably constitutes and appoints J.E.(Ted) Rea, acting singly, with full power of substitution, the true and lawful agent and attorney-in-fact of the Subscriber, with full power and authority in the Subscriber's name, and stead, to increase the term of such restriction on resale as aforesaid.

                  (c) General Prohibition on Transfer for 12 Months. Notwithstanding anything contained in this Agreement to the contrary, for a period of 12 months from the date of issuance of the Shares, Purchaser shall not be permitted to sell, transfer, donate, or otherwise dispose of any of the Shares. Purchaser understands and acknowledges that (i) any certificate(s) representing the Shares shall bear restrictive legends indicating the provisions of this lock-up agreement are applicable to the Shares represented by said certificate(s) and (ii) stop-transfer instructions may be placed by the Company with the Company's transfer agent with respect to the Shares.

            1.9 Other Matters.

(a) The Subscriber recognizes that the sale of the Shares to him is based upon representations and warranties contained herein, and the Subscriber agrees to indemnify the Company and its officers, directors, and shareholders and to hold each of them harmless against any liability, costs, or expenses (including reasonable attorneys' fees and costs) arising by reason of or in connection with any misrepresentation or any breach of such warranties by the Subscriber, or arising as a result of the sale or distribution of any of the Shares by the Subscriber in violation of the Act, or other applicable law. The covenants, warranties, and representations contained herein shall be for the benefit of the Company and its officers, directors, and shareholders and each of them shall be entitled to all of the rights that such covenants, warranties, and representations shall confer.

                  (b) The Subscriber agrees that, except as provided herein, this Subscription Agreement or any agreement made hereunder or pursuant hereto may not be cancelled, terminated, or revoked by him except upon the written consent of the Company.

                  (c) The Subscriber agrees that this Subscription Agreement and the foregoing acknowledgments, representations, and covenants are true and accurate as of the date of this Subscription Agreement, shall be true and accurate as of the date of delivery of the Shares by the Company, and shall survive such delivery, his admission as a shareholder of the Company, and any investigation made by any party relying on the same or any acceptance or rejection of this subscription.

                  (d) The Subscriber agrees to execute any and all further documents necessary or advisable, in the sole discretion of the Company, in connection with his becoming a holder of the Shares or any portion thereof.

                  (e) Any notice, consent, or other communication to be given under this Subscription Agreement by any party to any other party shall be in writing and shall be either (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid with return receipt requested, (c) delivered by overnight express delivery service or same-day local courier service, or (d) delivered by telex or facsimile transmission to the address set forth beneath the signature of the parties, or at such other address as may be designated by the parties from time to time in accordance with this Section. Notices delivered personally, by overnight express delivery service, or by local courier service shall be deemed given as of actual receipt. Mailed notices shall be deemed given two business days after mailing. Notices delivered by telex or facsimile transmission shall be deemed given upon receipt by the sender of the answerback (in the case of a telex) or transmission confirmation (in the case of a facsimile transmission).

                  (f) The parties acknowledge and agree that this Subscription Agreement and the obligations and undertakings of the parties hereunder will be performable in Dallas, Dallas County, Texas. This Subscription Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas. If any action is brought to enforce or interpret this Agreement, venue for such action shall be in Dallas County, Texas.

                  (g) This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and may be amended only by a writing executed by the party to be bound thereby.

      IN WITNESS WHEREOF, the Subscriber has hereby executed this Agreement as of the date set forth below.

Printed Name of Subscriber:         Subscriber's Street Address:

--------------------------------    --------------------------------------------
                                    City
--------------------------------    --------------------------------------------
Signature of Subscriber             State                            Zip Code

--------------------------------    --------------------------------------------
Title (if applicable)               Subscriber's Social Security or Tax  ID
                                    Number

Date:_______________________

                                   Exhibit A-1
                                   EXHIBIT "A"
                          REGISTRATION RIGHTS AGREEMENT

      This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of the ______ day of September , 2005 by and between RG AMERICA, INC., a Nevada corporation (the "Company") and, __________________, a ____________ (the
"Shareholder").

                                R E C I T A L S:

      WHEREAS, the Shareholder is acquiring ____________ (________) shares (the "Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"), pursuant to that certain Subscription Agreement by and between the Company and the Shareholder of even date herewith (the "Subscription Agreement"); and

      WHEREAS, the Company desires to grant to the Shareholder certain registration rights relating to the Shares and the Shareholder desires to obtain such registration rights, subject to the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the mutual premises, representations, warranties and conditions set forth in this Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:

      Definitions and References. For purposes of this Agreement, in addition to the definitions set forth above and elsewhere herein, the following terms shall have the following meanings:

            (h) The term "Commission" shall mean the Securities and Exchange Commission and any successor agency.

            (i) The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act (as herein defined) and the declaration or ordering of effectiveness of such registration statement or document.

            (j) For purposes of this Agreement, the term "Registrable Stock" shall mean all Shares of Common Stock sold pursuant to the Company's Confidential Private Placement Memorandum dated September 1, 2005. For purposes of this Agreement, any Registrable Stock shall cease to be Registrable Stock when (i) a registration statement covering such Registrable Stock has been declared effective and such Registrable Stock has been disposed of pursuant to such effective registration statement, (ii) such Registrable Stock is sold pursuant to Rule 144 (or any similar provision then in force) under the 1933 Act, (iii) such Registrable Stock is eligible to be sold pursuant to Rule 144(k) under the 1933 Act, (iv) such Registrable Stock has been otherwise transferred, no stop transfer order affecting such stock is in effect and the Company has delivered new certificates or other evidences of ownership for such Registrable Stock not bearing any legend indicating that such shares have not been registered under the 1933 Act, or (v) such Registrable Stock is sold by a person in a transaction in which the rights under the provisions of this Agreement are not assigned.

            (k) The term "Holder" shall mean the Shareholder or any transferee or assignee thereof to whom the rights under this Agreement are assigned in accordance with Section 10 hereof, provided that the Shareholder or such transferee or assignee shall then own the Registrable Stock.

            (l) The term "1933 Act" shall mean the Securities Act of 1933, as amended.

            (m) An "affiliate of such Holder" shall mean a person who controls, is controlled by or is under common control with a Holder, or the spouse or children (or a trust exclusively for the benefit of the spouse and/or children) of a Holder, or, in the case of a Holder that is a partnership, its partners.

            (n) The term "Person" shall mean an individual, corporation, partnership, trust, limited liability company, unincorporated organization or association or other entity, including any governmental entity.

            (o) The term "Requesting Holder" shall mean a Holder or Holders of in the aggregate at least a majority of the Registrable Stock.

            (p) References in this Agreement to any rules, regulations or forms promulgated by the Commission shall include rules, regulations and forms succeeding to the functions thereof, whether or not bearing the same designation.

      1.10 Demand Registration.

            (a) Commencing March 1, 2006, any Requesting Holders may make a written request to the Company (specifying that it is being made pursuant to this Section 2) that the Company file a registration statement under the 1933 Act (or a similar document pursuant to any other statute then in effect corresponding to the 1933 Act) covering the registration of Registrable Stock. In such event the Company shall (i) within ten (10) days thereafter notify in writing all other Holders of Registrable Stock of such request, and (ii) use its best efforts to cause to be registered under the 1933 Act all Registrable Stock that the Requesting Holders and such other Holders have, without forty-five (45) days after the Company has given such notice, requested be registered.

            (b) If the Requesting Holders intend to distribute the Registrable Stock covered by their request by means of an underwritten offering, they shall so advise the Company as a part of their request pursuant to Section 2.(a) above, and the Company shall include such information in the written notice referred to in clause (i) of Section 2.(a) above. In such event, the Holder's right to include its Registrable Stock in such registration shall be conditioned upon such Holder's participation in such underwritten offering and the inclusion of such Holder's Registrable Stock in the underwritten offering to the extent provided in this Section 2. All Holders proposing to distribute Registrable Stock through such underwritten offering shall enter into an underwriting agreement in customary form with the underwriter or underwriters. Such underwriter or underwriters shall be selected by a majority in interest of the Requesting Holders and shall be approved by the Company, which approval shall not be unreasonably withheld; provided, that all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall be conditions precedent to the obligations of such Holders; and provided further, that no Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, the Registrable Stock of such Holder and such Holder's intended method of distribution and any other representation required by law or reasonably required by the underwriter.

            (c) Notwithstanding any other provision of this Section 2 to the contrary, if the managing underwriter of an underwritten offering of the Registrable Stock required to be registered pursuant to this Section 2 advises the Requesting Holders in writing that in its opinion marketing factors require a limitation of the number of shares to be underwritten, the Requesting Holders shall so advise all Holders of Registrable Stock that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Stock that may be included in such underwritten offering shall be allocated among all such Holders, including the Requesting Holders, in proportion (as nearly as practicable) to the amount of Registrable Stock requested to be included in such registration by each Holder at the time of filing the registration statement; provided, that in the event of such limitation of the number of shares of Registrable Stock to be underwritten, the Holders shall be entitled to an additional demand registration pursuant to his Section 2. If any Holder of Registrable Stock disapproves of the terms of the underwriting, such Holder may elect to withdraw by written notice to the Company, the managing underwriter and the Requesting Holders. The securities so withdrawn shall also be withdrawn from registration.

            (d) Notwithstanding any provision of this Agreement to the contrary, the Company shall not be required to effect a registration pursuant to this
Section 2 during the period starting with the fourteenth (14th) day immediately preceding the date of an anticipated filing by the Company of, and ending on a date ninety (90) days following the effective date of, a registration statement pertaining to a public offering of securities for the account of the Company; provided, that the Company shall actively employ in good faith all reasonable efforts to cause such registration statement to become effective; and provided further, that the Company's estimate of the date of filing such registration statement shall be made in good faith.

            (e) The Company shall be obligated to effect and pay for a total of only one (1) registration pursuant to this Section 2, unless increased pursuant to Section 2.(c) hereof; provided, that a registration requested pursuant to this Section 2 shall not be deemed to have been effected for purposes of this
Section 2.(e), unless(i) it has been declared effective by the Commission (ii) if it is a shelf registration, it has remained effective for the period set forth in Section 3.(a), (iii) the offering of Registrable Stock pursuant to such registration is not subject to any stop order, injunction or other order or requirement of the Commission (other than any such action prompted by any act or omission of the Holders), and (iv) no limitation of the number of shares of Registrable Stock to be underwritten has been required pursuant to Section 2.(c) hereof.

      1.11 Obligations of the Company. Whenever required under Section 2 to effect the registration of any Registrable Stock, the Company shall, as expeditiously as possible:

            (a) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least one year or such shorter period which will terminate when all Registrable Stock covered by such registration statement has been sold (but not before the expiration of the forty (40) or ninety (90) day period referred to in
Section 4(3) of the 1933 Act and Rule 174 thereunder, if applicable), and comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

            (b) furnish to each Holder and any underwriter of Registrable Stock to be included in a registration statement copies of such registration statement as filed and each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Stock owned by such Holder;

            (c) use its best efforts to register or qualify such Registrable Stock under such other securities or blue sky laws of such jurisdictions as any selling Holder or any underwriter of Registrable Stock reasonably requests, and do any and all other acts which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Stock owned by such Holder; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.Error! Reference source not found. hereof, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

            (d) use its best efforts to cause the Registrable Stock covered by such registration statement to be registered with or approved by such other governmental agencies or other authorities as may be necessary by virtue of the business and operations of the Company to enable the selling Holders thereof to consummate the disposition of such Registrable Stock;

            (e) notify each selling Holder of such Registrable Stock and any underwriter thereof, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act (even if such time is after the period referred to in Section 3(a)), of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances being made not misleading, and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances being made not misleading;

            (f) make available for inspection by any selling Holder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, in connection with such registration statement. Records or other information which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records or other information is necessary to avoid or correct a misstatement or omission in the registration statement, or (ii) the release of such Records or other information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each selling Holder shall, upon learning that disclosure of such Records or other information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records or other information deemed confidential;

            (g) furnish, at the request of any Requesting Holder, on the date that such shares of Registrable Stock are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Stock is not being sold through underwriters, on the date that the registration statement with respect to such shares of Registrable Stock becomes effective, (1) a signed opinion, dated such date, of the legal counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and if such Registrable Stock is not being sold through underwriters, then to the Requesting Holders as to such matters as such underwriters or the Requesting Holders, as the case may be, may reasonably request and as would be customary in such a transaction; and (2) a letter dated such date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if such Registrable Stock is not being sold through underwriters, then to the Requesting Holders and, if such accountants refuse to deliver such letter to such Holder, then to the Company (i) stating that they are independent certified public accountants within the meaning of the 1933 Act and that, in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the 1933 Act, and (ii) covering such other financial matters (including information as to the period ending not more than five (5) business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the Requesting Holders may reasonably request and as would be customary in such a transaction;

            (h) enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Stock to be so included in the registration statement;

            (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than eighteen (18) months after the effective date of the registration statement, an earnings statement covering the period of at least twelve (12) months beginning with the first full month after the effective date of such registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the 1933 Act; and

            (j) use commercially reasonable efforts to cause all such Registrable Stock to be listed on any national securities exchange or quotation system on which similar securities issued by the Company are then listed or traded. The Company may require each selling Holder of Registrable Stock as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Stock as the Company may from time to time reasonably request in writing.

      Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.e. hereof, such Holder will forthwith discontinue disposition of Registrable Stock pursuant to the registration statement covering such Registrable Stock until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 3(e) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Stock current at the time of receipt of such notice. In the event the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including the period referred to in Section 3(a)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 3(e) hereof to and including the date when each selling Holder of Registrable Stock covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 3(e) hereof.

      1.12 Incidental Registration. Commencing immediately after the date of Closing (as defined in the Subscription Agreement), if the Company determines that it shall file a registration statement under the 1933 Act (other than a registration statement on a Form S-4 or S-8 or filed in connection with an exchange offer or an offering of securities solely to the Company's existing stockholders) on any form that would also permit the registration of the Registrable Stock and such filing is to be on its behalf and/or on behalf of selling holders of its securities for the general registration of its common stock to be sold for cash, at each such time the Company shall promptly give each Holder written notice of such determination setting forth the date on which the Company proposes to file such registration statement, which date shall be no earlier than thirty (30) days from the date of such notice, and advising each Holder of its right to have Registrable Stock included in such registration. Upon the written request of any Holder received by the Company no later than twenty (20) days after the date of the Company's notice, the Company shall use its best efforts to cause to be registered under the 1933 Act all of the Registrable Stock that each such Holder has so requested to be registered. If, in the written opinion of the managing underwriter or underwriters (or, in the case of a non-underwritten offering, in the written opinion of the placement agent, or if there is none, the Company), the total amount of such securities to be so registered, including such Registrable Stock, will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to the then current market value of such securities, or (ii) without otherwise materially and adversely affecting the entire offering, then the amount of Registrable Stock to be offered for the accounts of Holders shall be reduced pro rata to the extent necessary to reduce the total amount of securities to be included in such offering to the recommended amount; provided, that if securities are being offered for the account of other Persons as well as the Company, such reduction shall not represent a greater fraction of the number of securities intended to be offered by Holders than the fraction of similar reductions imposed on such other Persons other than the Company over the amount of securities they intended to offer.

      1.13 Holdback Agreement - Restrictions on Public Sale by Holder.

            (a) To the extent not inconsistent with applicable law, each Holder whose Registrable Stock is included in a registration statement agrees not to effect any public sale or distribution of the issue being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the 1933 Act, during the fourteen (14) days prior to, and during the one hundred eighty (180) day period beginning on, the effective date of such registration statement (except as part of the registration), if and to the extent requested by the Company in the case of a non-underwritten public offering or if and to the extent requested by the managing underwriter or underwriters in the case of an underwritten public offering.

            (b) Restrictions on Public Sale by the Company and Others. The Company agrees (i) not to effect any public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, during the fourteen (14) days prior to, and during the ninety (90) day period beginning on, the effective date of any registration statement in which Holders are participating (except as part of such registration), if and to the extent requested by the Holders in the case of a non-underwritten public offering or if and to the extent requested by the managing underwriter or underwriters in the case of an underwritten public offering; and (ii) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any securities convertible into or exchangeable or exercisable for such securities (other than pursuant to an effective registration statement) shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in (i) above, in each case including a sale pursuant to Rule 144 under the 1933 Act.

      1.14 Expenses of Registration. The Company shall bear all expenses incurred in connection with each registration pursuant to Sections 2 and 4 of this Agreement, excluding underwriters' discounts and commissions, but including, without limitation, all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance), exchange listing fees or National Association of Securities Dealers fees, messenger and delivery expenses, all fees and expenses of complying with securities or blue sky laws, fees and disbursements of counsel for the Company. The selling Holders shall bear and pay the underwriting commissions and discounts applicable to the Registrable Stock offered for their account in connection with any registrations, filings and qualifications made pursuant to this Agreement.

      1.15 Indemnification and Contribution.

            (a) Indemnification by the Company. The Company agrees to indemnify, to the full extent permitted by law, each Holder, its officers, directors and agents and each Person who controls such Holder (within the meaning of the 1933
Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein (in case of a prospectus or preliminary prospectus, in the light of the circumstances under which they were made) not misleading. The Company will also indemnify any underwriters of the Registrable Stock, their officers and directors and each Person who controls such underwriters (within the meaning of the 1933 Act) to the same extent as provided above with respect to the indemnification of the selling Holders.

            (b) Indemnification by Holders. In connection with any registration statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information with respect to such Holder as the Company reasonably requests for use in connection with any such registration statement or prospectus and agrees to indemnify, to the extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact or any omission or alleged omission of a material fact required to be stated in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information with respect to such Holder so furnished in writing by such Holder. Notwithstanding the foregoing, the liability of each such Holder under this Section 7.b. shall be limited to an amount equal to the initial public offering price of the Registrable Stock sold by such Holder, unless such liability arises out of or is based on willful misconduct of such Holder.

            (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of such indemnified party, a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claims with counsel reasonably satisfactory to such indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). Failure by such Person to provide said notice to the indemnifying party shall itself not create liability except to the extent of any injury caused thereby. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one
(1) counsel with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

            (d) Contribution. If for any reason the indemnity provided for in this Section 7 is unavailable to, or is insufficient to hold harmless, an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties; and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7.c., any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

      The parties hereto agree that it would not be just and equitable if contribution pursuant to this

Section 7.d. were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

If indemnification is available under this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 7.a. and 7.b., without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this
Section 7.

      1.16 Participation in Underwritten Registrations. No Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's securities on the basis provided in any underwriting arrangements approved by the Holders entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

      1.17 Rule 144. After a registration statement has been filed under the 1933 Act and declared effective by the Commission, the Company covenants that it will file the reports required to be filed by it under the 1933 Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations adopted by the Commission thereunder; and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Stock without registration under the 1933 Act within the limitation of the exemptions provided by (a) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

      1.18 Transfer of Registration Rights. The registration rights of any Holder under this Agreement with respect to any Registrable Stock may be transferred to any transferee of such Registrable Stock; provided that such transfer may otherwise be effected in accordance with applicable securities laws; provided further, that the transferring Holder shall give the Company written notice at or prior to the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being transferred; provided further, that such transferee shall agree in writing, in form and substance satisfactory to the Company, to be bound as a Holder by the provisions of this Agreement; and provided further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by such transferee is restricted under the 1933 Act. Except as set forth in this Section 10, no transfer of Registrable Stock shall cause such Registrable Stock to lose such status.

      1.19 Mergers, Etc. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Stock" shall be deemed to be references to the securities which the Holders would be entitled to receive in exchange for Registrable Stock under any such merger, consolidation or reorganization; provided, however, that the provisions of this Section 11 shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if each Holder is entitled to receive in exchange for its Registrable Stock consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the 1933 Act, or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within ninety (90) days of completion of the transaction for resale to the public pursuant to the 1933 Act.

      1.20 Miscellaneous.

            (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement.

            (b) Remedies. Each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive (to the extent permitted by law) the defense in any action for specific performance that a remedy of law would be adequate.

            (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Holders of at least a majority of the Registrable Stock then outstanding affected by such amendment, modification, supplement, waiver or departure.

            (d) Successors and Assigns. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. (e) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas applicable to contracts made and to be performed wholly within that state, without regard to the conflict of law rules thereof.

            (f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (g) Headings. The headings in this Agreement are used for convenience of reference only and are not to be considered in construing or interpreting this Agreement.

            (h) Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be delivered in person or by telecopy or by overnight courier guaranteeing no later than second business day delivery, directed to (i) the Company at the address set forth below its signature hereof or (ii) a Holder at the address of the Administrator set forth below its signature hereof. Any party may change its address for notice by giving ten (10) days advance written notice to the other parties. Every notice or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, or on the date actually received, if sent by telecopy or overnight courier service, with receipt acknowledged.

            (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

            (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            (k) Enforceability. This Agreement shall remain in full force and effect notwithstanding any breach or purported breach of, or relating to, the Subscription Agreement.

      1.21 Recitals. The recitals are hereby incorporated in the Agreement as if fully set forth herein.

      1.22 Facsimile Signature. This Agreement may be executed by facsimile copy and any such facsimile copy bearing the facsimile signature of any party hereto shall have full legal force and effect and shall be binding against the party having executed this Agreement by facsimile.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written hereinabove.
                                             RG AMERICA, INC.

                     By:
                        --------------------------------------------------
                              J.E. (Ted) Rea, CEO

                     1507 Capital Avenue, Suite 101
                     Plano, Texas 75074
                     Telephone: (972) 919-4774, ext 240
                     Telecopier: (972) 919-4775

                     SHAREHOLDER

                     By:
                        --------------------------------------------------